AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) is a $4.6 billion investment grade fixed-income mutual fund1 that specializes in the highest credit quality multifamily mortgage-backed securities. Together with its predecessor, it has a record of nearly 50 years of success in generating competitive returns for pension funds while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.

Objective & Strategy

The HIT’s objective is to generate competitive risk-adjusted returns for investors while also creating union jobs and affordable housing. It does this by investing primarily in multifamily mortgage securities. The strategy is to construct and manage a portfolio with similar credit quality, higher yield, and similar interest rate risk relative to the Barclays Capital Aggregate Index benchmark.  The high credit quality multifamily mortgage securities can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

Benefits of the HIT

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The HIT is a core fixed-income option with a strong performance record, providing higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.  For 21 consecutive calendar years, the HIT has generated gross returns in excess of the benchmark. The HIT’s yield advantage, duration management, and security selection helped it outperform on a gross basis during 2013.  (See next page for more on performance.)

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Its focus on liquid high credit quality multifamily securities can make it a safer investment than many other fixed-income vehicles and an anchor for riskier investments in a diversified portfolio. Over 60% of the HIT’s portfolio is invested in multifamily securities.

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The HIT can be a better source of diversification than other fixed-income investments that include corporate bonds because of the HIT’s high credit quality portfolio together with its lack of corporate bonds, whose performance tends to be more highly correlated with riskier assets such as equities.

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It directly sources multifamily construction-related investments that have higher yields than investments of similar duration and credit quality. These investments tend to contribute to the HIT’s competitive returns while also creating family-supporting union construction jobs, affordable housing, and healthcare facilities.

Building Communities while Generating Competitive Returns

The HIT’s strategy is built on a cycle of sustainable investment:

1)	Union pension plans invest capital in the HIT;
2)	Capital allows the HIT to finance multifamily development projects through investment in government/agency multifamily construction-related securities;
3)	Investments help provide pension plan investors with competitive returns;
4)	Projects create good union construction jobs;
5)	As workers on these projects earn income, pension plan contributions increase. Pension plans then have more capital to invest in the HIT, and the cycle continues.

Construction Jobs Initiative

The HIT established its Construction Jobs Initiative in 2009 as a response to the unemployment crisis. To date, the HIT has committed $1.6 billion to job-generating investments. Through this union-built stimulus, the HIT and its subsidiary, Building America CDE, have generated nearly 18,500 union construction jobs by financing 65 projects in 30 cities, representing $3.7 billion of development. After passing its goal of creating 15,000 union construction jobs, the Construction Jobs Initiative is working to reach a goal of 25,000 union construction jobs by the end of 2015.

Competitive Returns with Higher Income and Lower Risk

The HIT has continued to offer investors value in 2014. Construction-related securities, which are its focus, should continue to benefit the portfolio over time.

The portfolio is positioned with higher credit quality and higher income versus the benchmark, while duration is currently being managed to be approximately 0.5 years shorter.

The HIT’s higher yield and lower risk profile should be attractive to fixed-income investors. The market in 2014 should present good opportunities for the HIT, which has already committed to invest $91 million this year, and has a pipeline of projects for the remainder of 2014 and 2015.  Multifamily rental demand is likely to remain strong due to demographics, and older properties will continue to need renovation.

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   www.aflcio-hit.com
April 2014